Exhibit 32.3

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yankee Holding Corp. (the "Company") on Form 10-Q for the fiscal quarter ended March 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harlan M. Kent, Chief Executive Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in the Report.

/s/ Harlan M. Kent
Harlan M. Kent
Chief Executive Officer

May 13, 2013

The foregoing certification is being furnished solely pursuant to the requirements of 18 U.S.C. § 1350 and is not being filed as a part of the Report or as a separate disclosure document.